UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2025

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13501 South Main Street

Los Angeles, CA 90016

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 291-7778

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

EXPLANATORY NOTE

On October 6, 2025, Nightfood Holdings, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K to report the completion of its acquisition of Treasure Mountain Holdings, LLC, a California limited liability company d/b/a Hilton Garden Inn (“Treasure Mountain”). This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by the Company on October 6, 2025, solely to include the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The Audited Financial Statements and accompanying notes of Treasure Mountain for year ended December 31,2024 and the year ended December 31, 2023, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

The Unaudited Financial Statements and accompanying notes of Treasure Mountain Holdings for the nine months ended September 30, 2025, and for the nine months ended September 30, 2024 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

The Unaudited Pro Forma Condensed Combined Financial Statements and accompanying notes of Treasure Mountain Holdings for the year ended June 30, 2025 and for the three months ended September 30, 2025 are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
99.1	Audited Financial Statements of Treasure Mountain Holdings, LLC DBA Hilton Garden Inn Rancho Mirage for year ended December 31, 2024, and the year ended December 31, 2023.
99.2	Unaudited Financial Statements of Treasure Mountain Holdings, LLC DBA Hilton Garden Inn Rancho Mirage for the nine months ended September 30, 2025, and for the nine months ended September 30, 2024.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Treasure Mountain Holdings, LLC DBA Hilton Garden Inn Rancho Mirage for the year ended June 30, 2025 and for the three months ended September 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules and exhibits to the Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 16, 2026

NIGHTFOOD HOLDINGS, INC.

By:	/s/ JIMMY CHAN
Name:	Jimmy Chan
Title:	Chief Executive Officer

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